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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)


                        CHASE MANHATTAN AUTO TRUST 1998-B
           ----------------------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


         United States                   333-36939               22-2382028
------------------------------   ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


        802 Delaware Avenue, Wilmington, Delaware          19801
        -----------------------------------------        ----------
        (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (302) 575-5033


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Item 5. Other Events:

     Chase Manhattan Auto Owner Trust 1998-B is the issuer of four outstanding classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of April 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

     On March 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).    Exhibits

              Exhibits          Description
              --------          -----------

                20.1 Monthly Statement to Certificateholders with respect to the March 15, 2000 distribution.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 22, 2000

                                             By: THE CHASE MANHATTAN BANK,
                                             USA, NATIONAL ASSOCIATION
                                             as Servicer


                                             By: /s/ Patricia Garvey
                                                 ------------------------------
                                                 Name:  Patricia Garvey
                                                 Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.           Description
-----------           -----------
    20.1              Statement to Certificateholders dated 3/15/2000 delivered
                      pursuant to Section 5.8 of the Sale and Servicing
                      Agreement dated as of April 1, 1998.